UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 26, 2006

Occam Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30741	77-0442752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Robin Hill Road

Santa Barbara, California 93117

(Address of Principal Executive Offices, including Zip Code)

(805) 692-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7. Regulation FD

Item 7.01. Regulation FD Disclosure

On July 27, 2006, Occam Networks Inc. issued a press release announcing that its 2006 annual meeting of stockholders had been adjourned to August 14, 2006 at 10:00 am Pacific Time at Occam’s principal offices located at 77 Robin Hill Road, Santa Barbara, California 93117. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

The preceding information is intended to be furnished only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release of Occam Networks, Inc. dated July 27, 2006 regarding the adjournment of its 2006 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Occam Networks, Inc.

By:	/s/ Christopher B. Farrell
Christopher B. Farrell Chief Financial Officer

Date: July 28, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Occam Networks, Inc. dated July 27, 2006 regarding the adjournment of its 2006 Annual Meeting of Stockholders.